UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07444

American Strategic Income Portfolio Inc. III

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:   August 31

Date of reporting period:  August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Attached as Exhibit 100 are the financial highlights of American Strategic Income Portfolio Inc. III for the annual period ended August 31, 2007 formatted in eXtensible Business Reporting Language (“XBRL”) (“XBRL-Related Document”). The financial information contained in the XBRL-Related Document is unaudited. The purpose of submitting the XBRL-Related Document is to test the XBRL format and technology and, as a result, investors and other users should continue to rely on the report on Form N-CSR for the annual period ended August 31, 2007 filed with the SEC on EDGAR on November 9, 2007, SEC Accession No. 0001104659-07-081642, and not rely on the XBRL-Related Document in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the XBRL-Related Document is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or Section 34(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), or otherwise subject to the liabilities of those sections. The XBRL-Related Document is not deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, the 1940 Act, or the 1934 Act.

The certification requirements pursuant to Rule 30a-2 of the 1940 Act and Sections 13(a) or 15(d) of the 1934 Act do not apply to the XBRL-Related Document.

Exhibit List.

EX-100.INS	XBRL INSTANCE DOCUMENT
EX-100.SCH	XBRL TAXONOMY EXTENSION SCHEMA
EX-100.CAL	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE
EX-100.LAB	XBRL TAXONOMY EXTENSION LABEL LINKBASE
EX-100.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: January 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: January 18, 2008

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: January 18, 2008